UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 31, 2004
Date of Report (Date of earliest event reported)

MAIR HOLDINGS, INC.
(Exact Name of Registrant as Specified in Its Charter)

Minnesota	0-17895	41-1616499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Fifth Street Towers, Suite 1720
150 South Fifth Street
Minneapolis, MN 55402
(Address of Principal Executive Offices, including Zip Code)

(612) 333-0021
(Registrant’s Telephone Number, including Area Code)

ITEM 5                                                        OTHER EVENTS

On February 2, 2004, MAIR Holdings, Inc. (the “Registrant”), Mesaba Aviation, Inc., (“Mesaba Aviation”), a wholly owned subsidiary of the Registrant, and Northwest Airlines, Inc. (“Northwest”) entered into an amendment to the Regional Jet Services Agreement (the “Amendment”).  The Amendment removes the early termination provision from the Regional Jet Services Agreement.  Previously, the agreement permitted Northwest to give notice of early termination on or before February 29, 2004.  A notice of termination would have resulted in a termination of the agreement as of June 30, 2004.

On January 31, 2004, Mesaba Aviation entered into a new five-year contract with the Air Line Pilots Association.  The new contract was ratified by Mesaba Aviation’s pilots.

ITEM 7                                                        FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

	Exhibit 10.1	Amendment to Regional Jet Services Agreement, dated February 2, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2004

MAIR HOLDINGS, INC.

	By:	/s/ Robert E. Weil
Robert E. Weil
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 10.1	Amendment to Regional Jet Services Agreement, dated February 2, 2004.